UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

ADITXT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39336	82-3204328
(Commission File Number)	(I.R.S. Employer Identification No.)

2569 Wyandotte Street, Suite 101

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 870-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 6, 2026, Aditxt, Inc. (the “Company”) received a Staff Determination letter (the “Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq Staff had determined to delist the Company’s securities from The Nasdaq Capital Market.

The Staff Determination stated that the bid price of the Company’s listed securities had closed at less than $1.00 per share over the previous 30 consecutive business days, from March 24, 2026 through May 5, 2026, and that, as a result, the Company is not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires listed securities to maintain a minimum bid price of $1.00 per share (the “Bid Price Rule”).

The Staff Determination further stated that, although companies are typically afforded a 180-calendar day period to regain compliance with the Bid Price Rule, the Company is not eligible for any such compliance period pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv). Nasdaq Staff cited the fact that the Company has effected a reverse stock split over the prior one-year period and has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one. Specifically,

The Company intends to timely request a hearing before a Nasdaq Hearings Panel (the “Panel”) to appeal Nasdaq Staff’s determination. A timely hearing request will stay any further delisting actions through the Hearing process. At the hearing, the Company expects to present its plan to regain compliance with Nasdaq’s continued listing requirements. There can be no assurance that the Company will be successful in its appeal, that the Panel will grant the Company’s request for continued listing, or that the Company will be able to regain or maintain compliance with any applicable Nasdaq listing requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: May 8, 2026

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer

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